UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2018

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

10102 USA Today Way, Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities.

Transactions with Stephen L. Berkman

As previously reported, pursuant to a January 18, 2017 Acquisition Agreement among the Company, Hema Diagnostic Systems, LLC (“HDS”), Stephen L. Berkman and the other equity owners of HDS, the Company acquired 51% of the equity interests in HDS, with Mr. Berkman continuing to hold the other 49%. Mr. Berkman agreed, under certain conditions to transfer the remaining 49% of the HDS equity to the Company for a consideration of $1.00. On December 1, 2018, the Company and Mr. Berkman entered into an Agreement, Assignment and Release, pursuant to which Mr. Berkman transferred the remaining HDS equity interests to the Company, waiving and releasing any conditions to such transfer. HDS is now a wholly owned subsidiary of the Company.

As of October 31, 2018, the Company was indebted to Mr. Berkman for advances made in the amount of  $624,403.64, and HDS was indebted to Mr. Berkman for loans made to HDS prior January 18, 2017, in the amount of $13,431,705.66.  In addition to the assignment of the HDS interests,  Mr. Berkman released these debts in exchange for shares of the Company’s common stock valued at the aggregate of such amount using the closing price for the common stock on November 30, 2018.  The closing price was $18.99, resulting in 32,881 shares issuable to Mr. Berkman. This transaction will result in $624,403.64 plus the Company’s 51% shares of the HDS debt  being removed from Company debt and added to the Company’s stockholders’ equity.

The Company also issued to Mr. Berkman, pursuant to the requirements of the Acquisition Agreement, a Warrant exercisable for 15,000,000 shares of common stock at $2.50 share. The terms of this Warrant are detailed in a separate Current Report on Form 8-K.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called included in this Current Report is incorporated by reference to the Exhibit Index filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: December 2, 2018	/s/ Joseph Moscato
Joseph Moscato
President and CEO

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Exhibit Index

Exhibit No.	Description
10.1	Form of Agreement, Assignment and Release among the Company, Hemaq Diagnostic Systems, LLC and Stephen L. Berkman.

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